POWER OF ATTORNEY

I, Paul M. Connolly, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 05/29/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Paul M. Connolly Paul M. Connolly	Director	05/29/2020

POWER OF ATTORNEY

I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 05/29/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James D. Gallagher James D. Gallagher	Director	05/29/2020

POWER OF ATTORNEY

I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 05/29/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marianne Harrison Marianne Harrison	Director	05/29/2020

POWER OF ATTORNEY

I, J. Stephanie Nam, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 05/29/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ J. Stephanie Nam J. Stephanie Nam	Director	05/29/2020

POWER OF ATTORNEY

I, Ken Ross, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 05/29/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ken Ross Ken Ross	Director	05/29/2020

POWER OF ATTORNEY

I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 05/29/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex Schlaybaugh, Jr. Rex Schlaybaugh, Jr.	Director	05/29/2020

POWER OF ATTORNEY

I, Brooks Tingle, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 06/01/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Brooks Tingle Brooks Tingle	Director	06/01/2020

POWER OF ATTORNEY

I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 05/29/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John G. Vrysen John G. Vrysen	Director	05/29/2020

POWER OF ATTORNEY

I, Linda A. Davis Watters, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 06/01/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Linda A. Davis Watters Linda A. Davis Watters	Director	06/01/2020

POWER OF ATTORNEY

I, Henry H. Wong, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Separate Account B:

John Hancock Life Insurance Company of New York Separate Account B (Accumulation Survivorship Variable Universal Life 2020)	#333-238712
John Hancock Life Insurance Company of New York Separate Account B (Majestic Survivorship Variable Universal Life 2020)	#333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is effective 06/01/2020 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Henry H. Wong Henry H. Wong	Director	06/01/2020